UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 12, 2012
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL		60026-1215
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  At its October 26, 2012 meeting, the Company’s Board of Directors approved amendments to Article IV, Sections 6-16 of the Company’s By-Laws, effective October 26, 2012.  The text of Article IV, Section 5, as amended, is as follows:

“SECTION 5.  Chairman.  The chairman shall:  (i) provide leadership to the Board in reviewing and advising upon matters which exert major influence on the manner in which the corporation's business is conducted; (ii) preside at all meetings of the stockholders and of the Board of Directors; (iii) in the absence of the chairman of the Executive Committee, preside at all meetings of the Executive Committee; and (iv) perform such other duties as may be conferred by law or assigned by the Board of Directors.  The chairman may sign, with the secretary or other proper officer of the corporation thereunto authorized by the Board of Directors, stock certificates of the corporation, any deeds, mortgages, bonds, contracts, or other instruments, except in cases where the signing or execution thereof shall be expressly delegated by the Board of Directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The chairman may also execute proxies on behalf of the corporation with respect to the voting of any shares of stock owned by the corporation; have the power to appoint agents or employees as in the chairman’s judgment may be necessary or appropriate for the transaction of the business of the corporation; and in general shall perform all duties incident to the office of chairman.”

A new Section 6 shall be added to Article IV, as follows:

“SECTION 6.  Chief Executive Officer.  The chief executive officer shall in general manage, supervise and control all of the properties, business and affairs of the corporation and shall determine and administer the policies of the corporation as established by the Board of Directors or by the Executive Committee.  In the absence of the chairman and a lead director, the chief executive officer shall preside at all meetings of the stockholders.  In the absence of the chairman and a lead director, and if the chief executive officer is also a director, the chief executive officer shall preside at all meetings of the Board and perform the duties and exercise the authority of the chairman.  In the absence of the chairman of the Executive Committee and the chairman, and if the chief executive officer is also a director, the chief executive officer shall preside at all meetings of the Executive Committee.  The chief executive officer may sign, with the secretary or other proper officer of the corporation thereunto authorized by the Board, stock certificates of the corporation, any deeds, mortgages, bonds, contracts or other instruments except in cases where the signing or execution thereof shall be expressly delegated by the Board or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The chief executive officer may also execute proxies on behalf of the corporation with respect to the voting of any shares of stock owned by the corporation.  The chief executive officer shall have the power to appoint agents or employees as in his/her judgment may be necessary or appropriate for the transaction of the business of the corporation and in general shall perform all duties incident to the office of chief executive officer, and such other duties as may be prescribed by the Board.”

The text of Article IV, Section 7, as amended, is as follows:

“SECTION 7.  President.  The president shall be the chief operating officer of the corporation and, subject to the control of the chief executive officer and the Board of Directors, in general manage, supervise and control the properties, business and day-to-day affairs of the corporation.  In the absence of the chief executive officer, or in the event of his inability or refusal to act, the president shall perform the duties and exercise the powers of the chief executive officer.  In the absence of the chairman, lead director and chief executive officer, the president shall preside at all meetings of the stockholders.  The president may sign, with the secretary or other proper officer of the corporation thereunto authorized by the Board, stock certificates of the corporation, any deeds, mortgages, bonds, contracts or other instruments except in cases where the signing or execution thereof shall be expressly delegated by the Board or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.  The president may also execute proxies on behalf of the corporation with respect to the voting of any shares of stock owned by the corporation.  The president shall have the power to appoint agents or employees as in his/her judgment may be necessary or appropriate for the transaction of the business of the corporation and in general shall perform all duties incident to the office of president, and such other duties as may be prescribed by the Board.”

Article IV, Section 6, shall be renumbered as Section 8, and amended to read as follows:

“SECTION 8.  Vice Chairman.  The vice chairman or vice chairmen, if more than one, shall assist the chief executive officer and the president in supervising the affairs of the corporation.  In the event of the absence or disability of the president, the vice chairman shall assume all of the duties and responsibilities of president.  In the event there is more than one vice chairman, then the first elected vice chairman shall assume all the duties and responsibilities of president.  The vice chairman may sign any deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing is required to be by some other officer or agent of the corporation.  The vice chairman shall perform such other duties not inconsistent with these by-laws as may be designated by the chief executive officer, president or the board of directors.”

Finally, Sections 8 through 16 of Article IV are renumbered as Sections 9 through 17.

A copy of the Company’s By-Laws, as amended and restated and marked to show the changes from the By-Laws immediately prior to such amendments, is included as Exhibit 3(b)i hereto.  A clean copy of the Company’s By-Laws, as amended and restated, is attached as Exhibit 3(b)ii hereto.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits
Exhibit No.	Description

3(b)i	By-Laws of Illinois Tool Works Inc., marked as amended.

3(b)ii	By-Laws of Illinois Tool Works Inc., as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: October 31, 2012	By: /s/Maria C. Green
Maria C. Green
Senior Vice President, General Counsel & Secretary